Ameristock Mutual Fund (AMSTX)
                           Mutual Shareholder Services
                       1301 East Ninth Street- Suite 1005
                               Cleveland, OH 44114
                    (800) 394-5064 http://www.ameristock.com
--------------------------------------------------------------------------------


                                  ANNUAL REPORT
                                  June 30, 1999

                Welcome, Y2K, Ameristock Lowers Fees, In Closing

The total return for the Ameristock Mutual Fund was 11.4% for the first half of year 1999. (Annualized total returns for 3 years was 29.2% and since inception was 30.2%) This marks the fourth year in a row Ameristock is ahead of over most of the other large-cap funds in our category according to Morningstar. Ameristock under performed the S&P500 by 1.0%, which was up 12.4% itself year to date. As long as growth and "dot.com" type companies continue to shine, Ameristock will lag.

We promise to continue our consistent philosophy and consistent investing style no matter what.

Welcome

Hello, and welcome to the Ameristock Mutual Fund. Odds are, this is the first time you have ever received a report from us. You see, we know this because the last time we sent one out (December 1998), our assets were about $40 million and we had around 1,300 investors. Today we stand at $114 million in assets and over 3,600 investors! Thank you to CNBC and once again to Mutual Funds Magazine.

All of this growth is nice but has stretched our operating capacity. Many people who called got busy signals or were greeted by a rude and abrupt customer service representative. We are working on both problems and promise that by the end of the year your experience with Ameristock will be better. In case you didn't realize it, I was the rude and abrupt customer service representative people have been complaining about. While I am an OK portfolio manager, I am a poor customer service rep. Our strategy going forward to improve service is to get me out of the customer service loop.

When you call the (800)  394-5064  phone  number,  you will be  greeted by a machine that gives you four choices:
     #1  Ameristock's  Daily Net Asset Value
     #2 To request Prospectuses and Applications ONLY. An answering service. #3 If you have a question about your account, want to establish automatic investing, or want to redeem shares.
        Our transfer agent, Mutual Shareholder Services.
     #4 If you have a question about the Fund or have any problems.
        Me (for now).

Y2K

The year 2000 computer problem and Ameristock's position on it: We have reviewed our internal computer systems and believe they are in compliance. We have also asked about our outside vendors systems and have been given either verbal or written confirmation of compliance. We are not requesting any special Y2K audits as we believe that this is overkill and would only serve to push the cost of running the Fund up. In addition, we cannot vouch for, nor have we requested the readiness of electricity, phones, planes or any of the millions of products the companies Ameristock invests in or uses. There may be a catastrophic event next New Years Day. If you believe this event may happen, please redeem your shares now before the event. If you are like us and believe this will turn out to be a non-event, please enjoy the millenium and save your confirmation statements. Our local phone numbers are:

                                 (216) 736-8154  The Transfer Agent in Cleveland
                                 (925) 376-3490  Me

Ameristock Lowers Fees

Ameristock lowers expense ratio!!! I am proud to announce that Ameristock has instituted a breakpoint at $100 million of our management fee to 75 basis point, a reduction of 25%. What this means is that the first $100 million of assets in Ameristock will be charged 1.00%, and every dollar after that will only be charged .75%. That way, as the Fund grows, the total expense ratio will naturally go down. We have found that there are economies of scale in running a mutual fund and are proud to pass them along to you.

In Closing

In the last Semi-Annual Report I recommended that over the course of the business cycle, your portfolio should be from 20% to 40% in large capitalization equities like the ones Ameristock invests in and that "Now is the time to be at 20%". This belief has not changed. Markets can and do go down. In a 30% bear market our NAV will be about $26. If you are not prepared to see $26 on your statement OR you think you are smart enough to recognize when the market is heading down and get out in time, Ameristock is not for you. Please redeem your shares today.

Ameristock is a no-load, value based, domestic, equity-income fund that invests in large capitalization companies. Thank you for investing in the Ameristock Mutual Fund and please tell you friends about us.





     Nicholas D. Gerber  (July 7, 1999)



     Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends. The Fund's portfolio may differ significantly from the securities in the Index. The Index is unmanaged and therefore does not reflect the cost of portfolio management or trading.

--------------------------------------------------------------------------------
                         Average Annual Total Returns
--------------------------------------------------------------------------------
                         Periods Ended June 30, 1999          Final Value of a
                         1 Year     Since Inception           $10,000 Investment
                         ------     ---------------           ------------------
--------------------------------------------------------------------------------
 Ameristock Mutual Fund   24.9%     29.9%                     $28,484
--------------------------------------------------------------------------------
 S&P500 Index             22.7%     26.9%                     $25,961

                  INDEPENDENT AUDITOR'S REPORT




To The Shareholders and
Board of Directors
Ameristock Mutual Fund:

We have audited the accompanying statement of assets and liabilities of Ameristock Mutual Fund, including the schedule of portfolio investments, as of June 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended, and financial highlights for each of the three years then ended and the period from August 1, 1995 (commencement of operations) to June 30, 1996 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of June 30, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameristock Mutual Fund as of June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for the three years then ended and for the period from August 1, 1995 (commencement of operations) to June 30, 1996 in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
July 14, 1999

                             Ameristock Mutual Fund
                             Schedule of Investments
                                  June 30, 1999

                                                                      Market
Industry                     Company              Symbol    Shares    Value
----------                   -------              ------    -------   -----
Automotive          6.18%    Ford Motor Co.       F         67,410    $3,804,452
                             General Motors Corp. GM        49,220    $3,248,520
Broadcasting &
    Entertainment   0.19%    Disney Co. (Walt)    DIS        7,070      $217,844
Capital Goods       4.39%    Boeing Co.           BA        12,860      $568,251
                             Caterpillar          CAT       66,400    $3,984,000
                             General Electric     GE         4,100      $463,300
Chemicals &
Fertilizer          4.39%    Du Pont de Nemours   DD        20,000    $1,366,250
                             & Co.
                             Dow Chemical         DOW       28,760    $3,648,925
Consumer Staples   10.66%    Coca- Cola Co.       KO        16,680    $1,042,500
                             McDonalds Corp.      MCD        5,800      $239,612
                             Philip Morris        MO        95,910    $3,854,383
                             Pepsico              PEP       55,160    $2,134,003
                             Proctor & Gamble Co. PG        12,700    $1,133,475
                             Sara Lee Corp.       SLE      165,900    $3,763,856
Diversified         2.78%    Minnesota Mining &   MMM       36,460    $3,169,741
                             Mfg.
Electronics         8.39%    Delphi Automotive    DPH       34,401      $638,420
                             Systems
                             Hewlett Packard Co.  HWP       16,800    $1,688,400
                             International        IBM       31,600    $4,084,300
                             Business Machines
                             Intel Corp.          INTC      53,280    $3,170,160
Financial Services 16.60%    Allstate Corp.       ALL      108,400    $3,888,850
                             American             AIG        3,510      $410,889
                             International Group
                             Associates First     AFS       25,658    $1,136,970
                             Capital Corp.
                             Bank of America      BAC       31,677    $2,322,320
                             CitiGroup            C         67,162    $3,190,219
                             Fannie Mae           FNM       55,070    $3,765,411
                             Merrill Lynch        MER        7,000      $559,562
                             Washington Mutual    WMT      104,000    $3,679,000
                             Inc.
Healthcare
(Products)           9.10%   Abbott Labs          ABT       93,660    $4,261,530
                             American Home        AHP       30,000    $1,725,000
                             Products
                             Bristol Myers Squibb BMY       27,440    $1,932,805
                             Johnson & Johnson    JNJ        6,340      $621,320
                             Merck & Co.          MRK       20,940    $1,549,560
                             Pfizer Inc.          PFE        2,660      $291,935
Oil & Gas           10.34%   BPAmoco (ADR's)      BPA       12,704    $1,378,384
                             Chevron              CHV       36,400    $3,464,825
                             Exxon                XON       41,300    $3,185,264
                             Texaco               TX        60,400    $3,775,000
Retailing            4.27%   Home Depot Inc.      HD         7,730      $498,102
                             Sears Roebuck & Co.  S         87,100    $3,881,394
                             Wal-Mart Stores      WMT       10,300      $496,975
Software             0.53%   Microsoft Corp.*     MSFT       6,680      $602,452
Telecommunications  11.22%   Ameritech Corp.      AIT       58,620    $4,308,570
                             Bell Atlantic Corp.  BEL       27,140    $1,774,278
                             Bellsouth Corp.      BLS       22,900    $1,073,438
                             GTE Corp.            GTE       31,270    $2,368,702
                             AT& T Corp.          T         58,575    $3,269,217
                                                                    ------------
Total Common Stocks: 89.04%  (Cost $89,090,143)                     $101,632,364
                                                                    ------------
 Total Investments                                                  $101,632,364
 Other Assets Less
 Liabilities          0.96%                                          $12,512,509
 Net Assets:  100%    Equivalent to $38.89 per share on 2,934,721
                      Shares of Capital Stock Outstanding           $114,144,873
                                                                ================
 * Non-Income Producing

         The accompanying notes are an integral part of the financial statements

                             Ameristock Mutual Fund
                       Statement of Assets and Liabilities
                                  June 30, 1999


Assets:
Investment Securities at Market Value
(Identified Cost- $89,090,143)                                      $101,632,364
Cash                                                                 $14,532,880
Accounts Receivables
  Dividends                                                             $145,688
  Fund Shares Sold                                                      $852,608
                                                                     -----------
       Total Assets:                                                $117,163,540


Liabilities:
Accounts Payable
Security Purchase Payable                                             $2,786,540
Fund Shares Redeemed                                                    $226,214
Accrued Management Fee                                                     5,913
                                                                     -----------
Total Liabilities:                                                    $3,018,667

Net Assets                                                         $ 114,144,873


Net Assets Consist of:
Capital Paid In                                                     $100,123,290
Accumulated Undistributed Net Investment Income                         $424,487
Accumulated Undistributed Net Capital Gain                            $1,054,875
Accumulated Unrealized Appreciation in Value of
 Investments Based on Identified Cost- Net                           $12,542,221
                                                                     -----------
NET ASSETS FOR 2,934,721 SHARES OUTSTANDING                        $ 114,144,873

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING
PRICE PER SHARE ($114,144,873/ 2,934,721)                                 $38.89



                     The accompanying notes are an integral
                        part of the financial statements

                             Ameristock Mutual Fund
                             Statement of Operations
                            Year Ending June 30, 1999


Investment Income:
           Dividends                                                    $862,092
           Interest                                                     $196,295
           Other                                                          $1,546
                                                               -----------------
           Total Investment Income                                    $1,059,933

Expenses:
           Management Fee                                               $470,987
           Tax Expense                                                    $2,476
                                                               -----------------
           Total Expenses                                               $473,463
           Less: Waiver of Management Fee                               $(7,022)
                                                               -----------------
                                                               -----------------
           Total Expenses,  Net of Waiver                               $466,441
                                                               -----------------

Net Investment Income                                                   $593,492

Realized and Unrealized Gain on Investments
         Net Realized Gain (Loss) on Investments                      $1,089,201

         Net Change in Unrealized Appreciation
           (Depreciation) on Investments                              $9,418,848
                                                               -----------------
         Net Realized and Unrealized Gain (Loss)
           on Investments                                            $10,508,049
                                                               -----------------

Net Increase (Decrease) in Net Assets
    Resulting from Operations                                        $11,101,541
                                                               =================


                     The accompanying notes are an integral
                        part of the financial statements

                             Ameristock Mutual Fund
                       Statement of Changes in Net Assets


                                        July 1, 1998 to          July 1, 1997 to
                                        June 30, 1999            June 30, 1999

From Operations:
     Net Investment Income                $593,492                  $122,048
     Net Realized Gain (Loss)           $1,089,201                  $194,468
     Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments                     $9,418,848                $1,871,395
                                  ----------------------    --------------------
                                       $11,101,541                $2,187,911

Distributions to Shareholders:
     Ordinary Income                     $(238,477)                $(115,734)
     Capital Gains                       $(215,071)                $(220,489)
                                  ----------------------    --------------------
                                         $(453,548)                $(336,224)

From Capital Share Transactions:
     Proceeds from 3,513,668
     Shares Issued                     $124,983,101                $9,665,215
     Net Asset Value of 9,036
     Shares Issued from
     Reinvestment of Dividends             $306,145                  $246,962
     Cost of 993,037 Shares Redeemed   $(34,545,669)              $(5,654,317)

                                  ----------------------    --------------------
                                        $90,743,577                $4,257,860

     Net Increase in Net Assets        $101,391,570                $6,109,548
     Net Assets at Beginning of
     Period                             $12,753,303                $6,643,755
                                  ----------------------    --------------------
     Net Assets at End of Period
     (including
         Undistributed Net
         Investment Income of
         $424,487 and $69,472
         respectively)                 $114,144,873               $12,753,303

                                  ======================    ====================
















                     The accompanying notes are an integral
                        part of the financial statements

                             Ameristock Mutual Fund
                              Financial Highlights



Selected Data
for a Share
of Common
Stock         July 1, 1998   July 1, 1997 to  July 1, 1996  August 31, 1995 to

Outstanding
Throughout
the Period    to 30-Jun-99   to 30-Jun-98     to 30-Jun-97  to 30-Jun- 96 (1)
              ------------   ------------     ------------  -------------------

Net Asset
Value at
Beginning of
Period              $31.48        $25.06          $19.03              $15.00
Net Investment
Income               $0.44         $0.41           $0.52               $0.43
Net Gains
(Losses) on
Securities-
Realized
  and Unrealized     $7.41         $7.26           $5.94               $3.78
               ------------   ------------    -------------  -------------------
  Total From
  Investment
  Operations        $39.33        $32.73          $25.49              $19.21
Dividend
Distribution
  Net
  Investment
  Income            $(0.22)       $(0.42)         $(0.39)             $(0.18)
  Capital Gains     $(0.22)       $(0.83)         $(0.04)             $ -
                    -------       -------         -------             ---------
Total
Distributions       $(0.44)       $(1.25)         $(0.43)             $(0.18)
Net Asset Value
at End of Period    $38.89        $31.48          $25.06              $19.03

Total Return         24.94%        30.61%          33.95%              33.70%*

Ratios/ Supplemental
Data
 Net Assets End of
 Period (millions) $114.14        $12.75           $6.64               $2.23
 Ratio of Expenses
 to Average Net
 Assets
   Prior to
   Reimbursement      0.96%         0.95%           1.06%             0.90% (1)*
   After
   Reimbursement      0.94%         0.90%           0.56%             0.00% *
 Ratio of Net
 Income to Average
 Net Assets
   Prior to
   Reimbursement      1.20%         1.43%           1.89%             1.47% *
   After
   Reimbursement      1.22%         1.48%           2.39%             2.90% (1)*
 Portfolio
 Turnover Rate        9.22%        11.85%          21.48%             7.43%





(1)  From Inception of Investment Activity (8/31/95)
* Annualized










                     The accompanying notes are an integral
                        part of the financial statements

                             AMERISTOCK MUTUAL FUND
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1999


1.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund's investment objective is to seek total return through capital appreciation and current income by investing (under normal market conditions) at least 80% of the value of its total assets in equity securities consisting of common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share. Significant accounting policies of the Fund are presented below:

    SECURITY VALUATION:
Investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. The cost of securities sold is determined on the identified cost basis. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors. Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

    INCOME TAXES:
It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     ESTIMATES:
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory and administration agreement with Ameristock Corporation. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund's net assets. The Investment Advisor has obligated itself to reimburse the Fund to the extent the Fund's total annual expenses excluding taxes, interest, brokerage commissions and extraordinary litigation expenses exceed 1% of its average daily net asset value. The advisor received management fees of $470,987 during the twelve months ending June 30, 1999. During the Fund's initial year, the Advisor had paid all Fund expenses.

3.)  RELATED PARTY TRANSACTIONS
Certain owners of Ameristock Corporation are also owners and/or directors of Ameristock Mutual Fund. These individuals may receive benefits from any management fees paid to the Advisor. 28% of the Fund's stock is controlled by DLJ-Pershing. 21% of the Fund's stock is controlled by National Financial Services Corp. 16% of the Fund's stock is controlled by FTC & Company. 11% of the Fund is controlled by National Investors Services Corp. All of the preceding companies are unrelated to the Fund or Ameristock Corp. The preceding companies can be deemed as controlling persons.

                             AMERISTOCK MUTUAL FUND
                     NOTES TO FINANCIAL STATEMENTS (CONT'D)
                                  JUNE 30, 1999



4.)  CAPITAL STOCK AND DISTRIBUTION
     At June 30, 1999, 100 million shares of capital stock ($.005 par value) were authorized, and paid-in capital amounted to $100,123,290. Transactions in common stock were as follows:


           ---------------------------------------- -------------
           Shares sold............................. 3,513,668
           ---------------------------------------- -------------
           ---------------------------------------- -------------
           Shares issued to shareholders in
           ---------------------------------------- -------------
           ---------------------------------------- -------------
           reinvestment of dividends                9,036
           ---------------------------------------- -------------
           ---------------------------------------- -------------
                                                    3,522,704
           ---------------------------------------- -------------
           ---------------------------------------- -------------
           Shares redeemed..........                (993,037)
           ---------------------------------------- -------------
           ---------------------------------------- -------------
           Net increase.............................2,529,667
           ---------------------------------------- -------------
           ---------------------------------------- -------------
           Shares Outstanding:
           ---------------------------------------- -------------
           ---------------------------------------- -------------
           Beginning of period................      405,054
           ---------------------------------------- -------------
           ---------------------------------------- -------------
           End of period........................... 2,934,721
           ---------------------------------------- -------------




5.)  PURCHASES AND SALES OF SECURITIES
During the twelve months ended June 30, 1999, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $84,396,275 and $3,882,352 respectively.

6.)  FINANCIAL INSTRUMENTS DISCLOSURE
There are no reportable financial instruments that have any off-balance sheet risk as of June 30, 1999.

7.)  SECURITY TRANSACTIONS
For Federal income tax purposes, the cost of investments owned at June 30, 1999 was the same as identified cost.

At June 30, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                                                                Net Appreciation
                                   Appreciation  (Depreciation) (Depreciation)
                                   $14,924,222   $(2,382,001)   $12,542,221

8 )  DISTRIBUTIONS
During the twelve months ended June 30, 1999, distributions of $140,308 were paid from net investment income and $313,240 were paid from realized short and long term capital gains.